STATEMENT OF INVESTMENTS
BNY Mellon Global Real Return Fund

January 31, 2024 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 40.3%
Brazil - 1.5%
Brazil Letras do Tesouro Nacional, Treasury Bills	BRL	12.68	7/1/2027	133,728,000	[b]	19,511,877
France - .6%
Altice France SA, Sr. Scd. Bonds	EUR	4.13	1/15/2029	4,944,000		4,090,132
BNP Paribas SA, Jr. Sub. Notes		6.63	3/25/2024	3,702,000	[c]	3,710,420
					7,800,552
Hungary - .1%
OTP Bank Nyrt, Sub. Notes		8.75	5/15/2033	1,458,000		1,509,759
Indonesia - .8%
Indonesia, Bonds, Ser. FR91	IDR	6.38	4/15/2032	111,041,000,000		6,943,792
Indonesia, Bonds, Ser. FR96	IDR	7.00	2/15/2033	46,350,000,000		3,021,826
					9,965,618
Italy - 1.1%
Intesa Sanpaolo SpA, Sr. Notes		7.20	11/28/2033	7,961,000		8,495,149
UniCredit SpA, Jr. Sub. Notes	EUR	7.50	6/3/2026	4,422,000	[c]	4,904,300
					13,399,449
Luxembourg - .1%
Summer BC Holdco B Sarl, Sr. Scd. Bonds	EUR	5.75	10/31/2026	1,805,000		1,911,652
Mexico - 5.0%
Mexico, Bonds, Ser. M	MXN	7.75	5/29/2031	354,560,000		19,062,377
Mexico, Bonds, Ser. M	MXN	8.00	11/7/2047	741,630,000		37,787,086
Sigma Alimentos SA de CV, Gtd. Notes		4.13	5/2/2026	7,055,000		6,860,353
					63,709,816
Netherlands - 5.4%
ING Groep NV, Jr. Sub. Bonds		6.75	4/16/2024	4,943,000	[c]	4,941,092
Merrill Lynch BV, Bank Gtd. Bonds		0.00	2/2/2026	58,934,900	[d]	63,284,296
					68,225,388
Romania - .5%
Romania, Sr. Unscd. Notes		6.00	5/25/2034	6,142,000		6,155,617
Switzerland - .1%
Credit Suisse Group AG, Jr. Sub. Notes		5.25	2/11/2172	9,685,000	[c]	1,113,775
Credit Suisse Group AG, Jr. Sub. Notes		7.25	3/12/2172	2,650,000	[c]	304,750
					1,418,525
United Kingdom - 2.6%
HSBC Holdings PLC, Jr. Sub. Notes	EUR	4.75	7/4/2029	7,651,000	[c]	7,643,094
HSBC Holdings PLC, Sub. Notes	EUR	6.36	11/16/2032	4,303,000		4,976,142

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 40.3% (continued)
United Kingdom - 2.6% (continued)
HSBC Holdings PLC, Sub. Notes	GBP	8.20	11/16/2034	6,164,000		8,595,746
Lloyds Banking Group PLC, Sr. Unscd. Notes	GBP	2.25	10/16/2024	5,728,000		7,095,235
Vmed O2 UK Financing I PLC, Sr. Scd. Bonds	GBP	4.00	1/31/2029	4,088,000		4,623,898
					32,934,115
United States - 22.5%
Ashtead Capital, Inc., Gtd. Notes		5.80	4/15/2034	890,000	[e]	895,338
Ball Corp., Gtd. Notes		2.88	8/15/2030	1,794,000		1,530,932
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes		5.50	5/1/2026	2,289,000	[e]	2,269,663
Sprint Capital Corp., Gtd. Notes		8.75	3/15/2032	4,597,000		5,637,961
Sprint LLC, Gtd. Notes		7.13	6/15/2024	3,786,000		3,804,650
U.S. Treasury Bonds		3.00	11/15/2045	32,423,300		26,236,276
U.S. Treasury Floating Rate Notes, (3 Month USBMMY +0.20%)		5.48	1/31/2025	192,003,600	[f]	192,065,967
U.S. Treasury Inflation Indexed Notes		1.25	4/15/2028	53,399,243	[g]	52,301,094
United Airlines, Inc., Sr. Scd. Notes		4.38	4/15/2026	1,224,000	[e]	1,181,840
					285,923,721
Total Bonds and Notes (cost $513,660,031)				512,466,089
Description				Shares		Value ($)
Common Stocks - 41.8%
Bermuda - .5%
RenaissanceRe Holdings Ltd.				29,155		6,671,539
Brazil - .4%
B3 SA - Brasil Bolsa Balcao				2,137,006		5,641,861
Finland - .4%
Neste OYJ				144,938	[h]	4,994,518
France - .9%
LVMH Moet Hennessy Louis Vuitton SE				3,552		2,954,200
Sanofi SA				83,713	[h]	8,405,754
					11,359,954
Guernsey - .1%
Amedeo Air Four Plus Ltd.				1,869,830		990,057
Hong Kong - 1.0%
AIA Group Ltd.				993,000	[h]	7,721,127
Prudential PLC				485,194	[h]	4,999,269
					12,720,396
India - .9%
HDFC Bank Ltd.				630,133	[h]	11,029,903
Indonesia - .6%
Bank Mandiri Persero TBK Pt				19,672,800	[h]	8,254,007

Description	Shares		Value ($)
Common Stocks - 41.8% (continued)
Ireland - 1.2%
Ryanair Holdings PLC, ADR	50,861		6,795,030
Trane Technologies PLC	32,519		8,196,414
		14,991,444
Japan - .5%
Sony Group Corp.	64,100		6,333,353
Netherlands - 1.7%
ASML Holding NV	14,590		12,504,322
Universal Music Group NV	326,217	[h]	9,604,206
		22,108,528
South Korea - .6%
Samsung Electronics Co. Ltd.	149,221		8,091,468
Spain - .5%
Amadeus IT Group SA	93,734		6,552,304
Switzerland - 3.5%
Alcon, Inc.	136,034	[h,i]	10,217,514
Lonza Group AG	24,461	[h]	11,965,974
Nestle SA	124,926	[h]	14,243,887
Roche Holding AG	27,304	[h]	7,801,236
		44,228,611
Taiwan - 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	165,016		18,640,207
United Kingdom - 10.3%
3i Group PLC	197,974		6,178,326
Anglo American PLC	216,776	[h]	5,145,313
AstraZeneca PLC	95,990	[h]	12,775,659
BAE Systems PLC	1,020,126	[h]	15,196,679
Diageo PLC	166,818		5,999,909
Informa PLC	790,196	[h]	7,783,189
Land Securities Group PLC	602,121		5,070,436
Reckitt Benckiser Group PLC	189,581	[h]	13,690,060
RELX PLC	388,484	[h]	16,042,486
Rentokil Initial PLC	776,130	[h]	4,007,157
SDCL Energy Efficiency Income Trust PLC	3,712,280		2,568,792
Shell PLC	827,038		25,677,015
Unilever PLC	214,853		10,456,156
		130,591,177
United States - 17.2%
Alphabet, Inc., Cl. A	55,034	[h]	7,710,264
Amazon.com, Inc.	108,493	[h]	16,838,114
AMETEK, Inc.	31,985		5,183,169
Apple, Inc.	52,800		9,736,320
CME Group, Inc.	52,902		10,889,348

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description			Shares		Value ($)
Common Stocks - 41.8% (continued)
United States - 17.2% (continued)
ConocoPhillips			98,249		10,991,116
Danaher Corp.			30,486		7,313,896
Deere & Co.			11,269		4,435,253
Dominion Energy, Inc.			134,978		6,171,194
Eli Lilly & Co.			21,044		13,586,217
Hubbell, Inc.			28,236		9,475,155
Lam Research Corp.			14,906		12,299,984
Linde PLC			35,255		14,272,282
Mastercard, Inc., Cl. A			12,338		5,542,600
Microsoft Corp.			79,769		31,714,559
Newmont Corp.			269,565		9,302,688
NVIDIA Corp.			43,166		26,558,745
The Goldman Sachs Group, Inc.			30,229		11,608,238
Zoetis, Inc.			23,003		4,320,193
				217,949,335
Total Common Stocks (cost $420,632,718)			531,148,662
Description /Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .9%
Call Options - .3%
Japanese Currency March Future, Contracts 995	69.50	3/8/2024	86,440,625		634,312
S&P 500 Index, Contracts 576	4,850	2/16/2024	279,360,000		3,021,696
				3,656,008
Put Options - .6%
S&P 500 Index, Contracts 1,048	4,350	9/20/2024	455,880,000		7,231,200
Total Options Purchased (cost $18,200,715)			10,887,208

Exchange-Traded Funds - 3.3%
United States - 3.3%
Graniteshares Gold Trust			377,296	[h,j]	7,587,423
iShares Gold Trust			196,956	[h,j]	7,580,836
iShares MSCI India ETF			288,323	[h]	14,384,434
iShares Silver Trust			203,457	[h,j]	4,254,286
SPDR Gold Shares			43,252	[h,j]	8,150,839
Total Exchange-Traded Funds (cost $41,563,103)			41,957,818
Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 1.8%
U.S. Government Securities
U.S. Treasury Bills (cost $23,065,430)	5.42	10/31/2024	24,000,000	[b]	23,152,881

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 9.3%
Closed-end Investment Companies - 4.1%
BBGI Global Infrastructure SA		2,772,756	[h]	4,581,280
Cordiant Digital Infrastructure Fund Ltd.		3,704,915	[e,i]	3,332,689
Greencoat UK Wind PLC		8,301,556		15,162,003
Riverstone Credit Opportunities Income PLC		3,871,998		3,358,958
The BioPharma Credit Fund PLC		16,305,116	[i]	15,196,794
The Renewables Infrastructure Group Ltd.		7,680,344		10,568,672
			52,200,396
Registered Investment Companies - 5.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	5.40	65,447,532	[k]	65,447,532
Total Investment Companies (cost $121,980,987)		117,647,928

Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,168,672)	5.40	2,168,672	[k]	2,168,672
Total Investments (cost $1,141,271,656)		97.6%	1,239,429,258
Cash and Receivables (Net)		2.4%	30,674,548
Net Assets		100.0%	1,270,103,806

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

SPDR—Standard & Poor's Depository Receipt

USBMMY—U.S. Treasury Bill Money Market Yield

BRL—Brazilian Real

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

MXN—Mexican Peso

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security is a discount security. Income is recognized through the accretion of discount.

c Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

d Security issued with a zero coupon. Income is recognized through the accretion of discount.

e Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2024, these securities were valued at $7,679,530 or .6% of net assets.

f Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

g Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

h Non-income producing security.

i Security, or portion thereof, on loan. At January 31, 2024, the value of the fund’s securities on loan was $2,076,119 and the value of the collateral was $2,168,672, consisting of cash collateral. In addition, the value of collateral may include pending sales that are also on loan.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

j These securities are wholly-owned by the Subsidiary referenced in Note 1.

k Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
E-mini Russell 2000	260	3/15/2024	25,432,652	25,426,700	(5,952)
Euro BTP Italian Government Bond	251	3/7/2024	32,004,296[a]	32,274,003	269,707
Standard & Poor'S 500 E-Min	274	3/15/2024	64,083,538	66,725,850	2,642,312
U.S. Treasury 10 Year Notes	286	3/19/2024	31,897,480	32,125,845	228,365
U.S. Treasury 2 Year Notes	781	3/28/2024	159,775,584	160,617,531	841,947
U.S. Treasury Long Bond	567	3/19/2024	68,040,567	69,368,906	1,328,339
Gross Unrealized Appreciation				5,310,670
Gross Unrealized Depreciation				(5,952)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to consolidated financial statements.

Options Written
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount ($)	[a]	Value ($)
Call Options:
ASML Holding NV, Contracts 91	700.00	3/15/2024	6,370,000	EUR	(1,020,906)
S&P 500 Index, Contracts 576	4,950	2/16/2024	285,120,000		(854,208)
Japanese Currency March Future, Contracts 995	72.00	3/8/2024	89,550,000		(136,813)
Put Options:
NEF, Contracts 1,515	30.00	2/16/2024	4,545,000	EUR	(73,677)
S&P 500 Index, Contracts 1,048	4,000	9/20/2024	419,200,000		(4,244,400)
Standard Chartered PLC, Contracts 906	6.20	2/16/2024	5,617,200	GBP	(287,043)
Total Options Written (premiums received $9,916,869)					(6,617,047)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

EUR—Euro

GBP—British Pound

See notes to consolidated financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
Swiss Franc	3,938,033	United States Dollar	4,497,103	2/16/2024	74,597
Hong Kong Dollar	26,174,265	United States Dollar	3,352,863	2/16/2024	(3,158)
CIBC World Markets Corp.
Hong Kong Dollar	168,558,643	United States Dollar	21,609,133	2/16/2024	(37,494)
Japanese Yen	3,205,959,563	Euro	3,206,037,518	3/14/2024	(77,955)
Japanese Yen	20,304,773	Euro	20,642,769	3/14/2024	(337,996)
United States Dollar	143,985,955	Euro	131,190,352	4/18/2024	1,736,733
Swiss Franc	6,544,200	United States Dollar	7,533,733	2/16/2024	63,491
Citigroup Global Markets Inc.
Euro	3,562,791	United States Dollar	3,928,822	4/18/2024	(65,701)
United States Dollar	58,557,393	Swiss Franc	52,094,584	2/16/2024	(1,919,707)
RBS Securities, Inc.
United States Dollar	407,738	Hong Kong Dollar	3,179,750	2/16/2024	803
Swiss Franc	3,120,670	United States Dollar	3,508,993	2/16/2024	113,822
United States Dollar	1,566,690	Swiss Franc	1,330,123	2/16/2024	22,537
British Pound	1,349,977	United States Dollar	1,711,992	4/18/2024	(197)
State Street Bank and Trust Company
Japanese Yen	1,068,613,868	Euro	1,068,639,852	3/14/2024	(25,984)
Japanese Yen	6,769,620	Euro	6,861,190	3/14/2024	(91,570)
United States Dollar	3,716,031	Euro	3,385,593	4/18/2024	45,045
British Pound	6,927,809	United States Dollar	8,838,913	4/18/2024	(54,328)
United States Dollar	213,982,805	British Pound	168,673,282	4/18/2024	102,082
United States Dollar	11,669,317	Indonesian Rupiah	181,518,555,677	4/18/2024	182,618
Swiss Franc	1,354,424	United States Dollar	1,594,906	2/16/2024	(22,542)
United States Dollar	295,465	Swiss Franc	251,513	2/16/2024	3,482
UBS Securities LLC
Swiss Franc	8,347,543	United States Dollar	9,547,873	2/16/2024	142,870

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
UBS Securities LLC (continued)
Euro	2,361,118	United States Dollar	2,576,483	4/18/2024	(16,331)
Gross Unrealized Appreciation					2,488,080
Gross Unrealized Depreciation					(2,652,963)

See notes to consolidated financial statements.

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
USD - Goldman Sachs Systematic Skew US Series 2S Excess Return Strategy at Maturity	Fixed Coupon Rate of 0.00% Payable to Goldman Sachs & Co. LLC at Maturity	Goldman Sachs & Co. LLC	2/28/25	89,084,318	2,132,142
USD - Barclays NIM3 Index at Maturity	USD Fixed at 0.6% at Maturity	Barclays Capital, Inc.	11/25/24	80,328,546	679,112
USD - Barclays NIF3 Index at Maturity	USD Fixed at 0.6% at Maturity	Barclays Capital, Inc.	12/6/24	81,313,599	1,572,276
USD - Citi High Yield CB Volatility Carry Series 4 Index at Maturity	USD 6 Month Fixed at 0% at Maturity	Citigroup Global Markets Inc.	1/5/25	34,084,543	(504,161)
Gross Unrealized Appreciation					4,383,530
Gross Unrealized Depreciation					(504,161)

See notes to financial statements.

STATEMENT OF INVESTMENTS
BNY Mellon Global Real Return Fund

January 31, 2024 (Unaudited)

The following is a summary of the inputs used as of January 31, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	149,380,177		-	149,380,177
Equity Securities - Common Stocks	274,111,900	257,036,762	††	-	531,148,662
Exchange-Traded Funds	41,957,818	-		-	41,957,818
Foreign Governmental	-	92,482,575		-	92,482,575
Investment Companies	67,616,204	52,200,396	††	-	119,816,600
U.S. Treasury Securities	-	293,756,218		-	293,756,218
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	2,488,080		-	2,488,080
Futures†††	5,310,670	-		-	5,310,670
Options Purchased	10,887,208	-		-	10,887,208
Swap Agreements†††	-	4,383,530		-	4,383,530
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(2,652,963)		-	(2,652,963)
Futures†††	(5,952)	-		-	(5,952)
Options Written	(6,617,047)	-		-	(6,617,047)
Swap Agreements†††	-	(504,161)		-	(504,161)

† See Consolidated Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills)are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board.These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at January 31, 2024 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, foreign currencies, or as a substitute for an investment. The fund is subject to market riskinterest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments.

At January 31, 2024, accumulated net unrealized appreciation on investments was $107,176,806, consisting of $154,769,079 gross unrealized appreciation and $47,592,273 gross unrealized depreciation.

At January 31, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.